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                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549





                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934





            Date of Report (Date of earliest event reported):  June 14, 1994
                                                               -------------


                        Air & Water Technologies Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                       033-17921                 13-3418759
- - - --------------                   ------------              ------------
(State or other                  (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


                     P.O. Box 1500, Somerville, New Jersey 08876
                  -------------------------------------------------
                 (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: (908) 685-4600
                                                            ---------------



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Item 5.   Other Events.

 On June 14, 1994, the Registrant publicly disseminated a press release announcing that the Registrant's stockholders overwhelmingly approved the proposals set forth in its proxy statement for its 1994 Annual Meeting, including the transactions contemplated under the Investment Agreement dated as of March 30, 1994 among the Registrant, Compagnie Generale des Eaux and Anjou International Company. The Registrant's stockholders also elected eleven members to the Board of Directors. The information contained in the Press Release is incorporated herein by reference and filed as Exhibit 99.2 hereto.

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Item 7.  Financial Statements and Exhibits.
- - - ------   ----------------------------------
(c)     Exhibits.

        99.2    The Registrant's Press Release dated June 14, 1994.
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                          SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Air & Water Technologies Corporation
                                    ------------------------------------
                                                (Registrant)



Date: June 14, 1994                             /s/ Douglas A. Satzger
                                                -----------------------
                                                Douglas A. Satzger
                                                Senior Vice President, General
                                                    Counsel and Secretary

                                     3
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                               EXHIBIT INDEX


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
Exhibit                                                           Sequential
Number                    Description                             Page Number
- - - --------                  -----------                             -----------
99.2                    The Registrant's Press Release                  5
                        dated June 14, 1994.



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